SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported September 9, 1999)

                              BOC FINANCIAL CORP.
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             (Exact name of Registrant as specified in its charter)


        NORTH CAROLINA             000-24245                 56-6511744
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(State or other jurisdiction (Commission File No.) (IRS Employer Identification
 of incorporation)                                  number)


             107 SOUTH CENTRAL AVENUE, LANDIS, NORTH CAROLINA 28088
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                    (Address of principal executive offices)

Registrant's telephone number, including area code (704) 857-7277

                                 NOT APPLICABLE
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                (Former address of principal executive offices)
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ITEM 5 OTHER EVENTS.

On September 9, 1999, the Board of Directors of the Registrant authorized the issuance of shares of the Registrant's $1.00 par value common stock permitted under the Management Recognition Plan ("MRP"), previously approved by the shareholders. The total number of shares distributed under the MRP totals 37,029. The Board of Directors allocated the MRP shares in the following manner:

                  Stephen R. Talbert         10,929
                  Henry H. Land               6,400
                  John A. Drye                6,400
                  Susan Linn Norvell          6,400
                  Lynne Scott Safrit          6,400
                  Colleen M. Bostian            100
                  James H. Harris, III          100
                  Nancy B. Misenheimer          100
                  Lisa Blalock Ashley           100
                  Lynnette S. Walters           100
                                             ------

                  Total                      37,029


On September 9, 1999, the Board of Directors of the Registrant declared the one time return of capital dividend in the amount of $3.50 per share of its common stock. The dividend is payable on October 8, 1999 to shareholders of record on September 24, 1999.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  BOC FINANCIAL CORP.


                                  BY: /s/ Stephen R. Talbert
                                     -------------------------------------------
                                     Stephen R. Talbert, Chief Executive Officer


Dated: October 5, 1999


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                                 EXHIBIT INDEX


EXHIBIT NUMBER                                            DESCRIPTION OF EXHIBIT
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    21                                    Press Release dated September 15, 1999



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